UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2022

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, the board of directors of Blueprint Medicines Corporation (the “Company”) amended and restated the Blueprint Medicines Corporation 2020 Inducement Plan (the “A&R 2020 Inducement Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to equity awards granted under the A&R 2020 Inducement Plan from 1,000,000 shares to 2,500,000 shares (the “Share Reserve”). In accordance with Nasdaq Listing Rule 5635(c)(4), the Company did not seek approval of the A&R 2020 Inducement Plan by its stockholders. Other than the increase in the Share Reserve, the terms and conditions of the A&R 2020 Inducement Plan were not changed.

The foregoing is a brief description of the material terms of the A&R 2020 Inducement Plan and is qualified in its entirety by reference to the full text of the A&R 2020 Inducement Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 21, 2022 (the “Annual Meeting”). The following is a summary of the matters voted on at that meeting.

1.	The Company’s stockholders elected Jeffrey W. Albers, Mark Goldberg, M.D. and Nicholas Lydon, Ph.D. as Class I directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Jeffrey W. Albers	38,338,820	15,880,558	1,984,429
Mark Goldberg, M.D.	21,917,758	32,301,620	1,984,429
Nicholas Lydon, Ph.D.	32,673,870	21,545,508	1,984,429

2.	The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
53,277,135	916,091	26,152	1,984,429

3.	The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
55,836,831	343,817	23,159

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Blueprint Medicines Corporation Amended and Restated 2020 Inducement Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: June 27, 2022	By:	/s/ Kathryn Haviland
Kathryn Haviland
Chief Executive Officer